UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2011

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360-2362 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On February 14, 2011, Teledyne Technologies Incorporated (“Teledyne Technologies”) filed a Current Report on Form 8-K reporting that on February 12, 2011, a subsidiary of Teledyne Technologies completed the acquisition of DALSA Corporation (“DALSA”), by way of a statutory plan of arrangement under the Business Corporations Act (Ontario).
This Amendment No. 1 amends the Current Report on Form 8-K dated February 12, 2011 to provide the financial statement information required by Item 9.01 which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2).
Item 9.01 Financial Statements and Exhibits
            (a) Financial Statements of Business Acquired
The DALSA audited consolidated financial statements for the year ended December 31, 2010, are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.
The consent of PricewaterhouseCoopers LLP, DALSA’s independent registered accounting firm, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A and incorporated herein by reference.
            (b) Pro Forma Financial Information.
The unaudited pro forma consolidated financial information of Teledyne Technologies and DALSA for the year ended January 2, 2011, is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.
            (d) Exhibits.

2.1	Arrangement Agreement, dated December 22, 2010, between Teledyne Technologies Incorporated, Teledyne Canada, Inc. and DALSA Corporation (incorporated by reference to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated February 12, 2011).

2.2	Amending Agreement, dated January 17, 2011, between Teledyne Technologies Incorporated, Teledyne Canada, Inc. and DALSA Corporation (incorporated by reference to Exhibit 2.02 to the Company’s Current Report on Form 8-K dated February 12, 2011).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	DALSA Corporation audited consolidated financial statements for the year ended December 31, 2010.

99.2	Unaudited pro forma financial information.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ DALE A. SCHNITTJER
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated April 29, 2011

EXHIBIT INDEX
Description

2.1	Arrangement Agreement, dated December 22, 2010, between Teledyne Technologies Incorporated, Teledyne Canada, Inc. and DALSA Corporation (incorporated by reference to Exhibit 2.01 to the Company’s Current Report on Form 8-K dated February 12, 2011).

2.2	Amending Agreement, dated January 17, 2011, between Teledyne Technologies Incorporated, Teledyne Canada, Inc. and DALSA Corporation (incorporated by reference to Exhibit 2.02 to the Company’s Current Report on Form 8-K dated February 12, 2011).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	DALSA Corporation audited consolidated financial statements for the year ended December 31, 2010.

99.2	Unaudited pro forma financial information.